Filed pursuant to Rule 497(e).
File Nos. 002-70427 and 811-03131.

            ALLIANCE PREMIER GROWTH FUND, INC.

Supplement dated January 20, 1997 to Prospectus dated
October 1, 1996

    Performance of Similarly Managed Portfolios. In addition to managing the assets of the Fund, Mr. Harrison has ultimate responsibility for the management of 34 portfolios of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for the Fund, except for the ability of the Fund to use futures and options as hedging tools and to invest in warrants. The Historical Portfolios are also not subject to certain limitations, diversification requirements and other restrictions to which the Fund, as a registered investment company, is subject and which if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios. See "Investment Objective and Policies."

    Set forth below is performance data provided by the Adviser relating to the Historical Portfolios for each of the eighteen full calendar years during which Mr. Harrison has managed the Historical Portfolios. As of December 31,
1996, the assets in the Historical Portfolios totaled approximately $9.8 billion and the average size of an institutional account in the Historical Portfolio was $289 million. Each Historical Portfolio has a nearly identical composition of individual investment holdings and related percentage weightings.

    The performance data is net of an imputed advisory fee deemed paid quarterly at the same level as the advisory fee payable by the Fund, although the actual advisory fees payable by the Historical Portfolios varied. The performance data includes the cost of brokerage commissions, but excludes custodial fees, transfer agency costs and other administrative expenses that will be payable by the Fund and will result in a higher expense ratio for the Fund.
Expenses associated with the distribution of Class A, Class B and Class C shares of the Fund in accordance with the plan adopted by the Fund's Board of Directors pursuant to Rule 12b-1 of the 1940 Act ("distribution fees") are also excluded. See "Expense Information." The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

    The Adviser has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Due to the similarity of investment composition and the performance of each of the Historical Portfolios, composite investment performance for all portfolios has been determined on a simple average, rather than a dollar-weighted, basis. New accounts are included in the composite investment performance computations at the beginning of the month following the initial contribution. The composite total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

    As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell Earnings Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values. The Russell Earnings Growth Index reflects changes in market prices, but excludes investment income.

    To the extent the Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the S&P 500 and Russell Earnings Growth Index may not be substantially comparable to the Fund. The S&P 500 and Russell Earnings Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 and Russell Earnings Growth Index do not reflect the deduction of any fees. If the Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell Earnings Growth Index, the Fund's performance relative to the index would be reduced by the Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses as well as by the impact on the Fund's shareholders of sales charges and income taxes.

    The Lipper Growth Fund Index is prepared by Lipper
Analytical Services, Inc. and represents a composite index of the investment performance for the 30 largest growth mutual funds. The composite investment performance of the Lipper Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.

    The following performance data is provided solely to illustrate Mr. Harrison's performance in managing the Historical Portfolios as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of the Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

Schedule of Composite Investment Performance Historical
Portfolios for the Eighteen Years Ended December 31, 19961

                                Historical S&P 500     Russell     Lipper
                                Portfolios Index Total Earnings    Growth Fund
                                Total      Return      Growth      Index Total
                                Return                 Index Total Return
                                                       Return

Year ended:
    December 31, 1996           21.92      22.96       23.12       17.48
    December 31, 1995**........ 39.84      37.58       37.19       32.65
    December 31, 1994.......... (4.76)     1.32        2.66        (1.57)
    December 31, 1993.......... 10.47      10.08       2.90        11.98
    December 31, 1992.......... 12.77      7.62        5.00        7.63
    December 31, 1991.......... 38.27      30.47       41.16       35.20
    December 31, 1990.......... (1.50)     (3.10)      (0.26)      (5.00)
    December 31, 1989.......... 37.98      31.69       35.92       28.60
    December 31, 1988.......... 11.30      16.61       11.27       15.80
    December 31, 1987.......... 8.68       5.25        5.31        1.00
    December 31, 1986.......... 27.08      18.67       15.36       15.90
    December 31, 1985.......... 37.43      31.73       32.85       30.30
    December 31, 1984.......... (2.77)     6.27        (.95)       (2.80)
    December 31, 1983.......... 20.66      22.56       15.98       22.30
    December 31, 1982.......... 28.81      21.55       20.46       20.20
    December 31, 1981.......... (0.84)     (4.92)      (11.31)     (8.40)
    December 31, 1980.......... 52.56      32.50       39.57       37.30
    December 31, 1979.......... 32.88      18.61       23.91       27.40
Cumulative total return for
the period January 1, 1979
to December 31, 1996..........2339.45    1433.98     1266.47     1205.92

** During this period, the Historical Portfolios differed from the Fund in that the Fund invested a portion (4.54%) of its net assets in warrants on equity securities in which the Historical Portfolios were unable, by their investment restrictions, to purchase. In lieu of warrants, the Historical Portfolios acquired the common stock upon which the warrants were based. For the year ended December 31, 1995 the Fund's total return, at net asset value, was 46.87%.




____________________

1. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 1996, and for more than one year assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

                                          Average Annual Total Returns

                                Historical   S&P 500   Russell     Lipper
                                Portfolios   Index     Earnings    Growth Fund
                                                       Growth      Index
                                                       Index

Three years.................... 17.54        19.66     20.14       15.33
Five years..................... 15.13        15.21     13.38       13.08
Ten years...................... 16.48        15.27     15.43       13.61
Since January 1, 1979.......... 19.42        16.38     15.63       15.34





































                                6
00250118.AG5